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                                                                      Exhibit 21


                        PAXSON COMMUNICATIONS CORPORATION
                              LIST OF SUBSIDIARIES

Name                                                      State of Incorporation
----                                                      ----------------------

America 51, L.P.                                                 Delaware LP

Bud Hits, Inc.                                                   Florida

Bud Songs, Inc.                                                  Florida

CAP Communications License of New London, Inc.                   Florida

CAP Communications of New London, Inc.                           Florida

CAP Communications, Inc.                                         Florida

Channel 66 of Tampa, Inc.                                        Florida

Clearlake Productions, Inc.                                      Florida

Cocola Media Corporation of Florida                              Delaware

Cocola Media Corporation of San Francisco, Inc.                  California

DP Media, Inc.                                                   Florida

DP Media License of Battle Creek, Inc.                           Florida

DP Media License of Boston, Inc.                                 Florida

DP Media License of Martinsburg, Inc.                            Florida

DP Media License of Milwaukee, Inc.                              Florida

DP Media License of Raleigh Durham, Inc.                         Florida

DP Media of Battle Creek, Inc.                                   Florida

DP Media of Boston, Inc.                                         Florida

DP Media of Martinsburg, Inc.                                    Florida

DP Media of Milwaukee, Inc.                                      Florida

DP Media of Raleigh Durham, Inc.                                 Florida

DP Media of St. Louis, Inc.                                      Florida

Flagler Productions, Inc.                                        Florida

Hispanic Broadcasting, Inc.                                      Florida

Iron Mountain Productions, Inc.                                  Florida

Ocean State Television, LLC                                      Delaware LLC

PAX Hits Publishing, Inc.                                        Florida

PAX Internet, Inc.                                               Florida

PAX Net Television Productions, Inc.                             Florida

PAX Net, Inc.                                                    Delaware

Paxson Akron License, Inc.                                       Florida

Paxson Albany License, Inc.                                      Florida




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Paxson Albuquerque License, Inc.                                 Florida

Paxson Atlanta License, Inc.                                     Florida

Paxson Birmingham License, Inc.                                  Florida

Paxson Boston License, Inc.                                      Florida

Paxson Boston-68 License, Inc.                                   Florida

Paxson Buffalo License, Inc.                                     Florida

Paxson Cedar Rapids License, Inc.                                Florida

Paxson Charleston License, Inc.                                  Florida

Paxson Chicago License, Inc.                                     Florida

Paxson Communications Corporation                                Delaware

Paxson Communications License Company, LLC                       Delaware LLC

Paxson Communications LPTV, Inc.                                 Florida

Paxson Communications Management Company, Inc.                   Florida

Paxson Communications of Akron-23, Inc.                          Florida

Paxson Communications of Albany-55, Inc.                         Florida

Paxson Communications of Albuquerque-14, Inc.                    Florida

Paxson Communications of Atlanta-14, Inc.                        Florida

Paxson Communications of Birmingham-44, Inc.                     Florida

Paxson Communications of Boston-46, Inc.                         Florida

Paxson Communications of Boston-60, Inc.                         Florida

Paxson Communications of Boston-68, Inc.                         Florida

Paxson Communications of Buffalo-51, Inc.                        Florida

Paxson Communications of Cedar Rapids-48, Inc.                   Florida

Paxson Communications of Charleston-29, Inc.                     Florida

Paxson Communications of Chicago-38, Inc.                        Florida

Paxson Communications of Dallas-68, Inc.                         Florida

Paxson Communications of Davenport-67, Inc.                      Florida

Paxson Communications of Denver-59, Inc.                         Florida

Paxson Communications of Des Moines-39, Inc.                     Florida

Paxson Communications of Detroit-31, Inc.                        Florida

Paxson Communications of Fayetteville-62, Inc.                   Florida

Paxson Communications of Fresno-61, Inc.                         Florida

Paxson Communications of Greensboro-16, Inc.                     Florida

Paxson Communications of Greenville-38, Inc.                     Florida

Paxson Communications of Honolulu-66, Inc.                       Florida

Paxson Communications of Houston-49, Inc.                        Florida

Paxson Communications of Jacksonville-21, Inc.                   Florida

Paxson Communications of Jacksonville-35, Inc.                   Florida

Paxson Communications of Kansas City-50, Inc.                    Florida





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Paxson Communications of Knoxville-54, Inc.                      Florida

Paxson Communications of Lexington-67, Inc.                      Florida

Paxson Communications of Los Angeles-30, Inc.                    Florida

Paxson Communications of Louisville-21, Inc.                     Florida

Paxson Communications of Memphis-50, Inc.                        Florida

Paxson Communications of Miami-35, Inc.                          Florida

Paxson Communications of Minneapolis-41, Inc.                    Florida

Paxson Communications of Mobile-61, Inc.                         Florida

Paxson Communications of Nashville-28, Inc.                      Florida

Paxson Communications of New Orleans-49, Inc.                    Florida

Paxson Communications of New York-31, Inc.                       Florida

Paxson Communications of New York-31, Inc.                       Florida

Paxson Communications of Norfolk-49, Inc.                        Florida

Paxson Communications of Oklahoma City-62, Inc.                  Florida

Paxson Communications of Orlando-56, Inc.                        Florida

Paxson Communications of Philadelphia-61, Inc.                   Florida

Paxson Communications of Philadelphia-61, Inc.                   Florida

Paxson Communications of Phoenix-13, Inc.                        Florida

Paxson Communications of Phoenix-51, Inc.                        Florida

Paxson Communications of Pittsburgh-40, Inc.                     Florida

Paxson Communications of Portland-22, Inc.                       Florida

Paxson Communications of Portland-23, Inc.                       Florida

Paxson Communications of Providence-69, Inc.                     Florida

Paxson Communications of Roanoke-38, Inc.                        Florida

Paxson Communications of Sacramento-29, Inc.                     Florida

Paxson Communications of Salt Lake City-30, Inc.                 Florida

Paxson Communications of San Antonio-26, Inc.                    Florida

Paxson Communications of San Jose-65, Inc.                       Florida

Paxson Communications of San Juan, Inc.                          Florida

Paxson Communications of Scranton-64, Inc.                       Florida

Paxson Communications of Seattle-33, Inc.                        Florida

Paxson Communications of Shreveport-21, Inc.                     Florida

Paxson Communications of Spokane-34, Inc.                        Florida

Paxson Communications of St. Croix-15, Inc.                      Florida

Paxson Communications of Syracuse-56, Inc.                       Florida

Paxson Communications of Tampa-66, Inc.                          Florida

Paxson Communications of Tucson-46, Inc.                         Florida

Paxson Communications of Tulsa-44, Inc.                          Florida

Paxson Communications of Washington-66, Inc.                     Florida






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Paxson Communications of Wausau-46, Inc.                         Florida

Paxson Communications of West Palm Beach-67, Inc.                Florida

Paxson Communications Television, Inc.                           Florida

Paxson Communications Unrestricted Holdings, Inc.                Delaware

Paxson Dallas License, Inc.                                      Florida

Paxson Davenport License, Inc.                                   Florida

Paxson Denver License, Inc.                                      Florida

Paxson Des Moines License, Inc.                                  Florida

Paxson Detroit License, Inc.                                     Florida

Paxson Development, Inc.                                         Florida

Paxson Fayetteville License, Inc.                                Florida

Paxson Fresno License, Inc.                                      Florida

Paxson Greensboro License, Inc.                                  Florida

Paxson Greenville License, Inc.                                  Florida

Paxson Hawaii License, Inc.                                      Florida

Paxson Houston License, Inc.                                     Florida

Paxson Jacksonville License, Inc.                                Florida

Paxson Jax License, Inc.                                         Florida

Paxson Kansas City License, Inc.                                 Florida

Paxson Knoxville License, Inc.                                   Florida

Paxson Lexington License, Inc.                                   Florida

Paxson Los Angeles License, Inc.                                 Florida

Paxson Merchandising & Licensing, Inc.                           Florida

Paxson Miami-35 License, Inc.                                    Florida

Paxson Minneapolis License, Inc.                                 Florida

Paxson Mobile License, Inc.                                      Florida

Paxson New York License, Inc.                                    Florida

Paxson Norfolk License, Inc.                                     Florida

Paxson Oklahoma City License, Inc.                               Florida

Paxson Orlando License, Inc.                                     Florida

Paxson Philadelphia License, Inc.                                Florida

Paxson Phoenix License, Inc.                                     Florida

Paxson Portland License, Inc.                                    Florida

Paxson Productions, Inc.                                         Florida

Paxson Roanoke License, Inc.                                     Florida

Paxson Sacramento License, Inc.                                  Florida

Paxson Salem License, Inc.                                       Florida

Paxson Salt Lake City License, Inc.                              Florida

Paxson San Antonio License, Inc.                                 Florida




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Paxson San Jose License, Inc.                                    Florida

Paxson Scranton License, Inc.                                    Florida

Paxson Seattle License, Inc.                                     Florida

Paxson Shreveport License, Inc.                                  Florida

Paxson Spokane License, Inc.                                     Florida

Paxson Sports of Miami, Inc.                                     Florida

Paxson St. Croix License, Inc.                                   Florida

Paxson Syracuse License, Inc.                                    Florida

Paxson Tampa-66 License, Inc.                                    Florida

Paxson Television Productions, Inc.                              Florida

Paxson Television, Inc.                                          Florida

Paxson Tennessee License, Inc.                                   Florida

Paxson Tulsa License, Inc.                                       Florida

Paxson Washington License, Inc.                                  Florida

Paxson Wausau License, Inc.                                      Florida

PCC Direct, Inc.                                                 Florida

RDP Communications License of Indianapolis, Inc.                 Florida

RDP Communications of Indianapolis, Inc.                         Florida

RDP Communications, Inc.                                         Florida

Travel Channel Acquisition Corporation                           Delaware





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